EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Vista Continental Corporation. (the "Company") on Form 10-KSB for the year ended September 30th, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur de Joya, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                      /s/ Arthur de Joya
                                                      --------------------------
                                                      Arthur de Joya
                                                      Chief Financial Officer
January 20, 2004